UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):           May 14, 2008

           SALISBURY BANCORP, INC.
Exact name of registrant as specified in charter)

Connecticut	0-24751	06-1514263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant's telephone number, including area code: (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 7.	Regulation FD.

Item 7.01.	Regulation FD Disclosure.

Materials presented by John F. Perotti, Chief Executive Officer and Secretary of Salisbury Bancorp, Inc. (the "Corporation"), at the Annual Meeting of Shareholders on May 14, 2008 are attached as Exhibit 99.1.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation materials at the Annual Meeting of Shareholders of Salisbury Bancorp, Inc. on May 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 14, 2008	SALISBURY BANCORP, INC.

	By:	/s/ John F. Perotti John F. Perotti Chief Executive Officer